SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 29, 2002


                             HAWAIIAN AIRLINES, INC.
               (Exact name of registrant as specified in charter)


         HAWAII                         1-8836                  99-0042880
(State or other jurisdiction    (Commission file number)      (IRS Employer
     of incorporation)                                    identification number)


         3375 KOAPAKA ST., SUITE G350                           96819-1869
         HONOLULU, HAWAII                                      (Zip code)
(Address of principal executive offices)


       Registrant's telephone number, including area code: (808) 835-3700

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ITEM 5.  OTHER EVENTS

         On March 29, 2002, Hawaiian Airlines, Inc. (the "Company") issued a press release, a copy of which is attached hereto as Exhibit 99.1. The press release announces that Robert W. Zoller, Jr., President and Chief Operating Officer of the Company, is leaving the Company on April 15, 2002 to pursue professional opportunities outside the Company, and that, in connection therewith, Paul J. Casey, the Vice Chairman and Chief Executive Officer of the Company, will add the title of President, and H. Norman Davies, Jr., will be elevated to Executive Vice President--Operations.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits


         EXHIBIT           DESCRIPTION
         -------           -----------

           99.1            Press release issued by Hawaiian Airlines, Inc. on
                           March 29, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   HAWAIIAN AIRLINES, INC.


Date:  April 1, 2002               BY:  /s/ Christine R. Deister
                                        ---------------------------------------
                                        Christine R. Deister
                                        Executive Vice President and
                                        Chief Financial Officer

                                  EXHIBIT INDEX


EXHIBIT           DESCRIPTION
-------           -----------

  99.1            Press release issued by Hawaiian Airlines, Inc. on March 29,
                  2002.